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                   WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                                OF WT MUTUAL FUND
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       SUPPLEMENT DATED JULY 26, 2005 TO THE PROSPECTUS DATED JULY 1, 2005

The information in this Supplement provides new and additional information beyond that contained in the Prospectus of the Wilmington Premier Money Market Portfolio and should be read in conjunction with the Prospectus.

CLOSING OF THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO (THE "PORTFOLIO")

EFFECTIVE SEPTEMBER 29, 2005, THE PORTFOLIO INTENDS TO CEASE OPERATIONS AND WILL BE CLOSED. You may sell or exchange shares on any business day prior to September 29, 2005 by contacting the Portfolio directly by mail or by telephone calling toll free 1-800-336-9970. If you invest through a financial institution, you should contact the financial institution for more information on how to sell or exchange your shares. If you still hold shares of the Portfolio on September 29, 2005, the Portfolio will redeem or exchange your shares. Shares which are exchanged will be invested in the Wilmington Prime Money Market Portfolio, Investor shares.

On April 29, 2005, the Board of Trustees of WT Mutual Fund unanimously voted to implement a plan to liquidate the Portfolio and cease its operations. Accordingly, the Portfolio is no longer offered to new investors but has continued to be offered to current investors in the Portfolio. Until September 29, 2005, you may sell or exchange your shares of the Portfolio for any other portfolio of WT Mutual Fund that is open to new investors.

Please contact WT Mutual Fund at 1-800-336-9970 for more information.



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.